Exhibit 10.49

RESTRICTED STOCK UNIT GRANT

February 27, 2014

Dear:

Pursuant to the terms and conditions of the Aqua America Inc. 2009 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”), you have been granted restricted stock units as outlined below and in the attached Restricted Stock Unit Grant Terms and Conditions.

Granted To:
Grant Date:	February 27, 2014
Number of Restricted Stock Units Granted:
Vesting Date:	February 27, 2017
Vesting Schedule:	100% on February 27, 2017

By my signature below, I hereby acknowledge and accept the award of this Restricted Stock Unit Grant and the Restricted Stock Unit Grant Terms and Conditions attached hereto and incorporated herein, and I agree to be bound by the terms of the Restricted Stock Unit Grant, the Restricted Stock Unit Grant Terms and Conditions and the Plan. I hereby agree that all decisions and determinations of the Committee (as defined in the Plan) with respect to the restricted stock units shall be final and binding.

Signature: ________________________________________    Date: __________________________

DB1/ 74007686.1

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.